As filed with the Securities and Exchange Commission on August 31, 2000

                                                       Registration No. 333-____

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ZEMEX CORPORATION
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             (Exact name of registrant as specified in its charter)

            CANADA                                         NONE
-----------------------------------        ------------------------------------
  (State or other jurisdiction             (I.R.S. Employer Identification No.)
 of incorporation or organization)

                          CANADA TRUST TOWER, BCE PLACE
                           161 BAY STREET, SUITE 3750
                        TORONTO, ONTARIO, CANADA M5J 2S1
               --------------------------------------------------------

                    (Address of principal executive offices)

                                ZEMEX CORPORATION
                             1999 STOCK OPTION PLAN
                            (Full title of the plans)

                                ALLEN J. PALMIERE
                     VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                             AND CORPORATE SECRETARY
                          CANADA TRUST TOWER, BCE PLACE
                           161 BAY STREET, SUITE 3750
                        TORONTO, ONTARIO, CANADA M5J 2S1
                                 (416) 365-8080
              ----------------------------------------------------------
(Name, address and telephone number, including area code, of agent for service)

                                   Copies to:

    ANDREW J. TRUBIN, ESQ.                      JAY C. KELLERMAN, ESQ.
    HOGAN & HARTSON L.L.P.                         STIKEMAN, ELLIOTT
 885 THIRD AVENUE, 26TH FLOOR               COMMERCE COURT WEST, SUITE 5300
   NEW YORK, NEW YORK 10022                TORONTO, ONTARIO, CANADA M5L 1B9
         (212)409-9800                               (416)869-5500



                         CALCULATION OF REGISTRATION FEE

==============================================================================================================================
                                                     Proposed                    Proposed
      Title of securities      Amount to be      maximum offering            maximum aggregate             Amount of
        to be registered        registered       price per share (a)          offering price (a)       registration fee (a)
------------------------------------------------------------------------------------------------------------------------------
   Common Shares, without
          par value              100,000               $7.25                     $725,000.00               $191.40
==============================================================================================================================


(a) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 of the Securities Act of 1933, as amended, on the basis of the average of the high and low prices per share of the Common Shares, without par value, of Zemex Corporation, reported on the New York Stock Exchange on August 28, 2000.

                                EXPLANATORY NOTE

         This registration statement relates to stock to be granted under the Zemex Corporation 1999 Stock Option Plan, as amended (the "Plan"), as described in a registration statement on S-8, Registration No. 333-75371 (the "Prior Registration Statement") and is filed solely to increase the number of shares of Common Stock authorized under the Plan from 272,543 shares to 372,543 shares. The contents of the Prior Registration Statement, including all exhibits thereto, are hereby incorporated by reference.







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




                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.   EXHIBITS.

          Exhibit
          Number         Description
          --------       -----------
          5.1            Opinion of Stikeman Elliott

          10.1           Zemex   Corporation  1999  Stock  Option Plan, as
                         amended (original Plan incorporated by reference to Zemex Corporation's Definitive Proxy Statement filed on March 25, 1999; amendment to the Plan filed herewith)

          23.1           Stikeman Elliott (contained in Exhibit 5.1)

          23.2           Consent of Deloitte and Touche LLP, Chartered
                         Accountants

          24             Power of Attorney (contained on the Signature Pages)



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                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, the Province of Ontario, on August 29, 2000.

                                 Zemex Corporation


                                 BY:  /s/ Allen J. Palmiere
                                    -------------------------------
                                    Allen J. Palmiere
                                    Vice President, Chief Financial Officer and
                                    Corporate Secretary




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally Richard L. Lister or Allen J. Palmiere, or either of them, with full power to act alone, his true and lawful attorneys-in-fact, with full power of substitution, and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 relating to the registration under the U.S. Securities Act of 1933, as amended (the "Act") of common shares of the Corporation (the "Registration Statement"), and any and all amendments (including post-effective amendments) to the Registration Statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Act, this Registration Statement has been signed on August 29, 2000 by the following persons in the capacities indicated.


           SIGNATURE:                                                      TITLE:
           ----------                                                      ------
    /s/ Peter O. Lawson-Johnston                                  Chairman of the Board
    -------------------------------
    Peter O. Lawson-Johnston


    /s/ Richard L. Lister                                         President, Chief Executive Officer
    --------------------------------                              and Director (Principal
    Richard L. Lister                                             Executive Officer)


    /s/ Paul A. Carroll                                           Director
    -------------------------------
    Paul A. Carroll


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



    /s/ Morton A. Cohen                                           Director
    -------------------------------
    Morton A. Cohen


    /s/ John M. Donovan                                           Director
    -------------------------------
    John M. Donovan


    /s/ R. Peter Gillin                                           Director
    -------------------------------
    R. Peter Gillin


    /s/ Garth A.C. MacRae                                         Director
    -------------------------------
    Garth A.C. MacRae


    /s/ William J. van den Heuvel                                 Director
    -------------------------------
    William J. van den Heuvel


    Allen J. Palmiere                                             Vice President, Chief Financial
    -------------------------------                               Officer and Corporate Secretary
    Allen J. Palmiere                                             (Principal Financial and Accounting
                                                                   Officer)





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

                                  EXHIBIT INDEX



Exhibit
Number                                Description
-------                               -----------

5.1                     Opinion of Stikeman Elliott

10.1                    Zemex Corporation 1999 Stock Option Plan, as amended (original Plan incorporated by reference to Zemex Corporation's Definitive Proxy Statement filed on March 25,
                        1999; amendment to the Plan filed herewith)

23.1                    Stikeman Elliott (contained in Exhibit 5.1)

23.2                    Consent of Deloitte and Touche LLP, Chartered Accountants

24                      Power of Attorney (contained on the Signature Pages)



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